EXHIBIT 31.6

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 350)

I, Clayton J. Haynes , certify that:

1.	I have reviewed this Amendment No. 2 to the Annual Report on Form 10-K of Acacia Research Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:	April 30, 2018	/s/ Clayton J. Haynes
Clayton J. Haynes Chief Financial Officer (Principal Financial Officer)